UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2014

InfuSystem Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35020	20-3341405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

31700 Research Park Drive

Madison Heights, Michigan 48071

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 291-1210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 19, 2014, InfuSystem Holdings, Inc., a Delaware corporation (the “Company”), and certain of its direct and indirect subsidiaries entered into that certain Amendment Number Two to Credit Agreement (the “Second Amendment”) with Wells Fargo Bank, National Association as administrative agent, lead arranger, book runner, syndication agent and documentation agent (the “Agent” or “Wells Fargo”) and certain lenders. The borrowers under the Credit Agreement, dated as of November 30, 2012 (as amended, restated, supplemented or otherwise modified from time to time) (the “Credit Agreement”) are Infusystem, Inc., a California corporation, and First Biomedical, Inc., a Kansas corporation (the “Borrowers”). Each of the Borrowers is a wholly-owned direct subsidiary of InfuSystem Holdings USA, Inc., a Delaware corporation, and InfuSystem Holdings USA Inc. is itself a direct wholly-owned subsidiary of the Company and, together with the Company and the Borrowers, is a party to the Credit Agreement. The lenders party to the Credit Agreement are Wells Fargo, PennantPark Investment Corporation, a Maryland corporation, PennantPark Credit Opportunities Fund, L.P., a Delaware limited partnership, and PennantPark Floating Rate Capital Ltd.

The Second Amendment, in summary, results in the following changes to the Credit Agreement:

•	Amends the defined term “Applicable Margin” by reducing the applicable values by 1.50 percentage points.

•	Amends the defined term “LIBOR Rate” by lowering the minimum LIBOR rate (the “floor”) by 1.00 percentage points from 2.00 to 1.00 percent per annum.

•	Assigns $4,500,000.00 of Term Loan B from funds managed by PennantPark to Wells Fargo as part of Term Loan A.

Term Loans

PennantPark Investment Corporation, Pennant Park Floating Rate Funding I, LLC, and PennantPark Credit Opportunities Fund, L.P. (collectively, the “PennantPark Entities”) assigned all of their right, title and interest in and to a portion of the Term Loan B held by such PennantPark Entities in an amount equal to $4,500,000 (the “Converted Term Loan Portion”) to Wells Fargo (the “Designated Term Loan Assignment”), and (b) upon the consummation of the Designated Term Loan Assignment, Agent and the Lenders converted the Converted Term Loan Portion to a portion of the Term Loan A.

Interest Rates and Fees

For purposes of determining interest rates for specified periods of time, advances under the various facilities may, at the option of the Borrowers so long as they are not in default, either be LIBOR Rate Loans or Base Rate Loans (each as defined below), although unless Borrower has opted for a LIBOR Rate Loan, the advances will be treated as Base Rate Loans. Depending upon whether an advance is a LIBOR Rate Loan or a Base Rate Loan for a specified period of time, such advance shall bear interest at the following rates:

(a) if the relevant advance is under Term Loan A or Term Loan B and is a LIBOR Rate Loan, at a per annum rate equal to the LIBOR Rate (as defined below) plus 6.75%;

(b) if the relevant advance is a revolving loan that is a LIBOR Rate Loan, at a per annum rate equal to LIBOR Rate plus 6.75%;

(c) if the relevant advance is under Term Loan A or Term Loan B and is Base Rate Loan, at a per annum rate equal to the Base Rate (as defined below) plus 4.75%; and

(d) otherwise, at a per annum rate equal to the Base Rate plus 4.75%.

A LIBOR Rate Loan bears interest at a rate determined by reference to the LIBOR Rate, which means the greater of (a) 1.00% per annum, and (b) the rate per annum appearing on Macro* World’s (https://capitalmarkets.mworld.com) Page BBA LIBOR – USD (or any successor or substitute pate) two business days before the commencement of the requested interest period commencing upon the making of such LIBOR Rate Loan and ending 1, 2 or 3 months after such time, for a term, and in an amount, comparable to the interest period and amount of the LIBOR Rate Loan requested by the Borrowers. Absent the agreement of the Agent in its sole discretion, the Borrowers shall have no more than five LIBOR Rate Loans in effect at any given time, and any advance treated as a LIBOR Rate Loan must be for at least $1,000,000.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

On April 18, 2014, InfuSystem Holdings, Inc., a Delaware corporation (the “Company”), and certain of its direct and indirect subsidiaries entered into that certain Amendment Number One to Credit Agreement (the “First Amendment”) with Wells Fargo Bank, National Association as administrative agent, lead arranger, book runner, syndication agent and documentation agent (the “Agent” or “Wells Fargo”) and certain lenders. The borrowers under the Credit Agreement, dated as of November 30, 2012 (as amended, restated, supplemented or otherwise modified from time to time) (the “Credit Agreement”) are Infusystem, Inc., a California corporation, and First Biomedical, Inc., a Kansas corporation (the “Borrowers”). Each of the Borrowers is a wholly-owned direct subsidiary of InfuSystem Holdings USA, Inc., a Delaware corporation, and InfuSystem Holdings USA Inc. is itself a direct wholly-owned subsidiary of the Company and, together with the Company and the Borrowers, is a party to the Credit Agreement. The lenders party to the Credit Agreement are Wells Fargo, PennantPark Investment Corporation, a Maryland corporation, PennantPark Credit Opportunities Fund, L.P., a Delaware limited partnership, and PennantPark Floating Rate Capital Ltd.

The First Amendment, in summary, results in the following changes to the Credit Agreement:

•	Amends the definition of Eligible Inventory to provide an exception for Inventory located at a new office location in Lenexa, Kansas to be occupied by the Company which is not the subject of a Collateral Access Agreement, but which is has had a Landlord Reserve established by Agent. This amendment further amends Schedule E-1 and Schedule 4.24(a) to add the new office location to these lists of Company locations.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 8.01 Other Events

On May 19, 2014, the Company issued a press release announcing the entry into the second amendment to the Credit Agreement. A copy of the Company’s May 19, 2014 press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	First Amendment to the Credit Agreement by and between InfuSystem Holdings, Inc., InfuSystem, Inc., and First Biomedical, Inc., with Wells Fargo Bank, National Association as Administrative Agent and Lender and PennantPark Investment Corporation, PennantPark Credit opportunities Fund, L.P. and PennantPark Floating Rate Capital Ltd as Lenders, dated April 18, 2014.

10.2	Second Amendment to the Credit Agreement by and between InfuSystem Holdings, Inc., InfuSystem, Inc., and First Biomedical, Inc., with Wells Fargo Bank, National Association as Administrative Agent and Lender and PennantPark Investment Corporation, PennantPark Credit opportunities Fund, L.P. and PennantPark Floating Rate Capital Ltd as Lenders, dated May 19, 2014.

99.1	Press Release of InfuSystem Holdings, Inc. dated May 19, 2014

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

By:	/s/ Jonathan P. Foster
Jonathan P. Foster
Chief Financial Officer

Dated: May 20, 2014

Index to Exhibits

Exhibit No.	Description

10.1	First Amendment to the Credit Agreement by and between InfuSystem Holdings, Inc., InfuSystem, Inc., and First Biomedical, Inc., with Wells Fargo Bank, National Association as Administrative Agent and Lender and PennantPark Investment Corporation, PennantPark Credit opportunities Fund, L.P. and PennantPark Floating Rate Capital Ltd as Lenders, dated April 18, 2014.

10.2	Second Amendment to the Credit Agreement by and between InfuSystem Holdings, Inc., InfuSystem, Inc., and First Biomedical, Inc., with Wells Fargo Bank, National Association as Administrative Agent and Lender and PennantPark Investment Corporation, PennantPark Credit opportunities Fund, L.P. and PennantPark Floating Rate Capital Ltd as Lenders, dated May 19, 2014.

99.1	Press Release of InfuSystem Holdings, Inc. dated May 19, 2014